Exhibit (23)(b)

Freedman, Levy, Kroll & Simonds

                                       CONSENT OF
                             FREEDMAN, LEVY, KROLL & SIMONDS

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus, dated May 1, 1999, incorporated by reference in the Form S-3 Registration Statement of Allstate Life Insurance Company of New York to which this consent relates.

                                            /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
August 26, 1999